Employee Benefit Plan, Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001 [Member]
EBP, Tax Status [Line Items]
EBP, Tax Status	TAX STATUS

We use a pre-approved plan document created by Fidelity Management and Research Company (“FMR”). FMR received an opinion letter from the Internal Revenue Service (“IRS”), dated June 30, 2020, which states that the Plan is qualified with the applicable requirements of the IRS. Because the Plan has adopted a pre-approved plan document that has received a favorable opinion letter from the IRS, the Plan can rely on the opinion letter as evidence that the Plan is qualified under IRC section 401(a) to the extent prescribed by the IRS in applicable revenue procedures. Although the Plan has been amended since the prototype plan received the opinion letter, the Plan Administrator believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the IRC. Therefore, no provision for income tax has been included in the Plan’s financial statements.

GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of the liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions, however, there are currently no audits for any tax periods in progress.